SUPPLEMENT DATED DECEMBER 16, 2013

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS I AND P SHARES DATED MAY 1, 2013

This supplement revises the Pacific Select Fund Class I and P Shares prospectus dated May 1, 2013, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

NOTICE OF LIQUIDATION OF CASH MANAGEMENT PORTFOLIO

Liquidation of Cash Management Portfolio

On December 11, 2013, the Board of Trustees approved the liquidation of the Cash Management Portfolio (the “Fund”) and submission of a plan of substitution (the “Plan of Substitution”) to the beneficial shareholders of the Fund (the “Contract Owners”). The liquidation will occur only upon approval by Contract Owners of the Plan of Substitution pursuant to which Service Class shares of the Fidelity Variable Insurance Products Money Market Portfolio (the “Replacement Portfolio”), a money market fund that is not affiliated with Pacific Life Insurance Company or Pacific Life & Annuity Company (collectively, the “Insurance Companies”) or Pacific Select Fund, would be substituted for shares of the Fund at the close of business on April 30, 2014 (the “Liquidation Date”). If Contract Owners approve the Plan of Substitution, the Fund will be liquidated and Contract Owners would have a beneficial interest in shares of the Replacement Portfolio on the Liquidation Date. If Contract Owners do not approve the Plan of Substitution, the Fund will not be liquidated. More information about the Plan of Substitution and the Replacement Portfolio will be provided to the relevant Contract Owners in proxy solicitation materials that are expected to be mailed in January 2014.

If the Plan of Substitution is approved by Contract Owners, the Fund will be liquidated pursuant to a Board-approved Plan of Liquidation. On the Liquidation Date, the Insurance Companies will redeem shares of the Fund and purchase, for the benefit of Contract Owners having an interest in the Fund on the Liquidation Date, shares of the Replacement Portfolio. After the substitution, each Contract Owner would have an interest in shares of the Replacement Portfolio with a value equal to the value of shares such Contract Owner had in the Fund on the Liquidation Date.

Contract Owners may transfer out of the Fund at any time up until the Liquidation Date. Please see the Trust’s prospectus for other funds available for investment. Please see your product prospectus for more information on transfers, including any restrictions on transfers into the Fund before the Liquidation Date.

If Contract Owners approve the Plan of Substitution, once the Fund has been liquidated, all references in the Prospectus to the Cash Management Portfolio are deleted. No further notification regarding the Liquidation of this Fund will be sent, unless circumstances change from those described above.

Form No.	15-41643-00

PSFSUP1213